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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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     We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 16, 1996, except for the third paragraph of Note 1, as to which the date is March 26, 1996, on our audits of the financial statements and financial statement schedule of Envirogen, Inc. We also consent to the reference to our firm under the caption "Experts".



                                              Coopers & Lybrand L.L.P.


     Princeton, New Jersey
     September 23, 1996